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                                                                 Exhibit 4.3


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
PREFERRED STOCK                                                [LOGO]                                                PREFERRED STOCK

     NUMBER                                            [REGISTERED TRADEMARK]                                            SHARES

PR
                                                    MORRISON KNUDSEN CORPORATION

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT



                                                              SPECIMEN



is the owner of

                       FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK, $.01 PAR VALUE, OF
    ----------------------------------------------                                ----------------------------------------------
--------------------------------------------------  MORRISON KNUDSEN CORPORATION  --------------------------------------------------
    ----------------------------------------------                                   ----------------------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.
     WITNESS the facsimile signatures of its duly authorized officers.

     Dated:


               /s/ Stephen G. Hanks                                        /s/ Robert A. Tinstman
               EXECUTIVE VICE PRESIDENT,                              PRESIDENT AND CHIEF EXECUTIVE OFFICER
          CHIEF LEGAL OFFICER AND SECRETARY


COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

BY


               AUTHORIZED SIGNATURE
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THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD
SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION (INCLUDING THE PROVISIONS THEREOF PROVIDING FOR THE ISSUE OF THE SHARES REPRESENTED HEREBY) AND THE BYLAWS OF THE CORPORATION, IN EACH CASE AS AMENDED FROM TIME TO TIME. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF (INCLUDING THE SERIES A PREFERRED STOCK, SHARES OF WHICH ARE REPRESENTED HEREBY) AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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     TEN COM   --   as tenants in common                            UNIF GIFT MIN ACT  --  _______________ Custodian _______________
     TEN ENT   --   as tenants by the entireties                                                (Cust)                    (Minor)
     JT TEN    --   as joint tenants with right of                                         under Uniform Gifts to Minors
                    survivorship and not as tenants                                        Act _____________________________________
                    in common                                                                               (State)
                                                                    UNIF TRF MIN ACT  --   __________ Custodian (until age_________)
                                                                                                  (Cust)
                                                                                           _________________ under Uniform Transfers
                                                                                                 (Minor)
                                                                                             to Minors Act _________________________
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     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the Series A Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------



                                      X
                                        ---------------------------------------
                                      X
                                        ---------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) guaranteed



By
  --------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND
  LOAN ASSOCIATIONS AND CREDIT UNIONS
  WITH MEMBERSHIP IN AN APPROVED
  MEDALLION SIGNATURE GUARANTEE PROGRAM),
  PURSUANT TO S.E.C. RULE 17Ad-15.